EXHIBIT A

                              SERIES OF THE TRUST

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SERIES                                                                         EFFECTIVE DATE
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
First Trust Preferred Securities and Income ETF                               February 1, 2013
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First Trust Managed Municipal ETF                                              April 3, 2014
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First Trust Long/Short Equity ETF                                             August 26, 2014
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First Trust Emerging Markets Local Currency Bond ETF                          October 20, 2014
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First Trust RiverFront Dynamic Europe ETF                                     February 2, 2016
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First Trust RiverFront Dynamic Asia Pacific ETF                               February 2, 2016
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First Trust RiverFront Dynamic Emerging Markets ETF                           February 2, 2016
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First Trust RiverFront Dynamic Developed International ETF                    February 2, 2016
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First Trust Horizon Managed Volatility Domestic ETF                           August 22, 2016
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First Trust Horizon Managed Volatility Developed International ETF            August 22, 2016
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First Trust California Municipal High Income ETF                               June 16, 2017
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